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                                                                    Exhibit 10.1
                                AMENDMENT NO. 1

     THIS AMENDMENT NO. 1 (this "Amendment"), dated as of April 26, 1999, to the
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Credit Agreement referenced below, is by and among Navigant International, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower
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identified on the signature pages hereto (the "Guarantors"), the lenders
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identified on the signature pages hereto (the "Lenders") and NationsBank, N.A.,
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as Administrative Agent.  Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H

     WHEREAS, a $60 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of June 9, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the
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Guarantors, the Lenders and NationsBank, N.A., as Administrative Agent;

     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement which require the consent of the Required Lenders;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   The Credit Agreement is amended in the following respects:

     1.1  The following definitions are added to Section 1.1 to read as follows:

               "Bridge Credit Agreement" means that certain Credit Agreement
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          dated as of April __, 1999 by and among the Borrower, the Guarantors, the lenders party thereto and NationsBank, N.A., as Administrative Agent, as amended, modified, extended or renewed.

               "Intercreditor Agreement" means that certain Intercreditor
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          Agreement dated as of the date hereof by and among NationsBank, N.A., as Administrative Agent under the Bridge Credit Agreement,
          NationsBank, N.A., as Administrative Agent under this Credit
          Agreement, and the Credit Parties, as amended or modified from time to time, in substantially the form of Exhibit A attached hereto.
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               "Required Lenders" means, at any time, two or more Lenders having
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          in the aggregate more than fifty percent (50%) of the Commitments, or if the Commitments have been terminated, two or more Lenders having in the aggregate more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of
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          Obligations (taking into account Participation Interests therein)
          owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

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     1.2  The definition of "Credit Documents" in Section 1.1 shall be amended to include the "Intercreditor Agreement".

     1.3 In the definition of "Permitted Liens" in Section 1.1, clauses (xv) and (xvi) thereof are renumbered as clauses (xvi) and (xvii) thereof, and a new clause (xv) is added thereto to read as follows:

               (xv) Liens in favor of the administrative agent and lenders under the Bridge Credit Agreement securing the loans and obligations owing under the Bridge Credit Agreement on a pari passu basis with the loans and obligations owing under this Credit Agreement, but only to the extent (A) such Liens are on the same collateral as to which the Lenders also have a lien and (B) such Liens are subject to the Intercreditor Agreement.

     1.4  Clause (f) of Section 8.1 is amended to read as follows:

               (f) Subordinated Debt of the Borrower, provided that (i) the Borrower shall demonstrate it will be in compliance with the financial covenants in Section 7.9 after giving effect thereto on a Pro Forma Basis, (ii) no Default or Event of Default shall exist after giving effect thereto, and (iii) the net proceeds therefrom shall be applied first to repay the loans and other obligations under the Bridge Credit Agreement;

     1.5  Clauses (g) and (h) of Section 8.1 are renumbered as clauses (h) and
(i), and new clauses (g) is added to read as follows:

               (h) other senior secured Indebtedness of the Credit Parties in an aggregate principal amount of up to $15 million incurred pursuant to the Bridge Credit Agreement;

     1.6  Section 8.9 is amended to read as follows:

          8.9  Prepayments of Indebtedness, etc.
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               (a)   After the issuance thereof, amend or modify (or permit the amendment or modification of) the terms of any other Indebtedness (other than Indebtedness under the Bridge Credit Agreement) in a manner adverse to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

               (b) Make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange, of any Funded Debt (other than intercompany Indebtedness permitted hereunder and Indebtedness under the Bridge Credit Agreement) other than regularly scheduled payments of principal and interest on such Funded Debt.

     1.7  Section 8.12 is amended to read as follows:

          8.12 No Further Negative Pledges.
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               Except with respect to (i) prohibitions against other
          encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness

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          relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby) and (ii) the Bridge Credit Agreement, no member of the Consolidated Group will enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

     1.8 Clause (j) of Section 9.1 is renumbered as clause (k), and a new clause (j) is added to read as follows:

          (j) The occurrence of an Event of Default under the Bridge Credit Agreement; or

     2. By execution of this Amendment, the Required Lenders authorize and direct the Administrative Agent, on behalf of the Lenders under the Credit Agreement, to enter into the Intercreditor Agreement.

     3. This Amendment shall be effective upon satisfaction of the following conditions:

          (a) execution of this Amendment by the Credit Parties and the Required Lenders; and

          (b) receipt by the Administrative Agent of legal opinions of counsel to the Credit Parties relating to this Amendment.

     4. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

     5. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     6. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:           NAVIGANT INTERNATIONAL, INC.
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                    a Delaware corporation

                    By:  s/ Eugene A. Over
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                    Name:  Eugene A. Over, Jr.
                    Title:  Vice President

GUARANTORS:         PROFESSIONAL TRAVEL CORPORATION,
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                    a Colorado corporation
                    ASSOCIATED TRAVEL SERVICES, LLC,
                    a Delaware limited liability company
                    MCGREGOR TRAVEL MANAGEMENT, INC.,
                    a Connecticut corporation
                    MTA, INC.,
                    a Washington corporation
                    ENVISION VACATIONS, INC.,
                    a Michigan corporation
                    OMNI TRAVEL SERVICE, INC.,
                    a Massachusetts corporation
                    SIMMONS ASSOCIATES, INC.,
                    a Virginia corporation
                    TRAVEL CONSULTANTS, INC.,
                    a Michigan corporation
                    TRAVELCORP., INC.,
                    a Minnesota corporation
                    WAREHEIM TRAVEL SERVICES, INC.,
                    a Maryland corporation
                    WORLD EXPRESS TRAVEL, INC.,
                    an Alaska corporation
                    BOWERS WORLDWIDE TRAVEL SERVICE, INC.,
                    an Arizona corporation
                    ARRINGTON TRAVEL CENTER, INC.,
                    an Illinois corporation

                    By: s/ Eugene A. Over
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                    Name:  Eugene A. Over, Jr.
                    Title:  Vice President of each of the foregoing Guarantors
                            [Signature Pages Follow]
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                    ATLAS TRAVEL SERVICES, LP,
                    a Texas limited partnership

                    By:  ATLAS TRAVEL GP, INC.,
                         a Texas corporation

                         By: s/ Eugene A. Over
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                         Name:  Eugene A. Over, Jr.
                         Title:  Vice President
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LENDERS:            NATIONSBANK, N.A.,
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                    individually in its capacity as a
                    Lender and in its capacity as Administrative Agent

                    By: /s/ Chittaranjan D. Swamidasan
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                    Name:  Chittaranjan D. Swamidasan
                    Title:  Vice President


                    U.S. BANK NATIONAL ASSOCIATION

                    By: /s/ George E. Adams
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                    Name:  George E. Adams
                    Title:  Vice President